DATE:

June 30, 2006

TO:

Supplemental Interest Trust,

First Franklin Mortgage Loan Trust

Mortgage Pass-Through Certificates, Series 2006-FF10

c/o U.S. Bank National Association

1 Federal Street, 3rd Floor

Boston, Massachusetts 02110

Attention: Structured Finance - FFMLT 2006-FF10

("Party B")

FROM:

ABN AMRO BANK N.V.

199 Bishopsgate,

London EC2M 3XW,

United Kingdom

Attention: Fixed Income Derivatives Documentation

Telex: 887366 Answerback: ABNALN G

Fax: 44 20 7857 9428

Telephone: 44 20 7678 3311

Electronic Messaging System Details: Swift ABNA GB 2L ("Party A")

RE:

Interest Rate Cap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of June 30, 2006, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

OUR REF.:  2905456

1. The Cap Transaction to which this Confirmation relates is a Rate Cap Transaction, the terms of which are as follow:

General Terms

Trade Date:	June 20, 2006

Effective Date:	June 25, 2007, subject to adjustment in accordance with the Following Business Day Convention

Termination Date:	June 25, 2011, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts (Premium):

Fixed Rate Payer:	Party B

Fixed Rate Payer Payment Date:	June 30, 2006, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amount:

USD $970,000 (to be paid by Lehman Brothers Holdings Inc.

to Party A on behalf of Party B in consideration for this Rate

Cap Transaction with Reference ID: 2905456 ($830,000) and

Rate   Swap   Transaction   with   Reference   ID:   2904363

($140,000)).

Floating Amounts:

Floating Rate Payer:	Party A

Cap Rate:	6.00%

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on July 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One (1) month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:

Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office is located or (2) the States of New York, Massachusetts, Minnesota or Colorado are closed.

2. Procedural Terms:

Calculation Agent:	Party A

Offices:	The Office of Party A for this Cap Transaction is London.

Account Details:

Payments to Party A:	ABN AMRO Bank N.V., New York, ABNAUS33 CHIPS 007535 ABA No. 026009580 A/C Name: ABN Amro Bank N.V., London A/C No./661001036741 Ref. DCM

Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Acct: [ ] Ref: FFMLT 2006-FF10 // Interest Rate Cap Account

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number

:0044 207 8579428/9430

Telephone Number :0044 207 6783311/3196

ABN AMRO BANK N.V., LONDON BRANCH

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,

FIRST FRANKLIN MORTGAGE LOAN TRUST

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-FF10

By: U.S. Bank National Association, not in its individual capacity, but solely as Trustee

By:

Name:
Title:

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number

:0044 207 8579428/9430

Telephone Number :0044 207 6783311/3196

ABN AMRO BANK N.V., LONDON BRANCH
By:

Authorized Signatory

By:

Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,

FIRST FRANKLIN MORTGAGE LOAN TRUST

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-FF10

By: U.S. Bank National Association, not in its individual capacity, but solely as Trustee

SCHEDULE A to the Confirmation dated as of June 30, 2006,

Re: Reference Number 2905456

Amortization Schedule, *subject to adjustment in accordance with the Following Business Day Convention

Calculation Period in respect of the Payment Date scheduled to occur on*:	Notional Amount (USD)
7/25/2007	203,000.00
8/27/2007	1,123,000.00
9/25/2007	2,120,000.00
10/25/2007	3,180,000.00
11/26/2007	4,294,000.00
12/26/2007	5,450,000.00
1/25/2008	6,637,000.00
2/25/2008	7,846,000.00
3/25/2008	9,067,000.00
4/25/2008	10,292,000.00
5/27/2008	11,510,000.00
6/25/2008	12,730,000.00
7/25/2008	26,383,000.00
8/25/2008	54,132,000.00
9/25/2008	77,079,000.00
10/27/2008	91,564,000.00
11/25/2008	100,301,000.00
12/26/2008	104,983,000.00
1/26/2009	106,729,000.00
2/25/2009	106,301,000.00
3/25/2009	104,241,000.00
4/27/2009	100,938,000.00
5/26/2009	97,718,000.00
6/25/2009	94,578,000.00
7/27/2009	91,521,000.00
8/25/2009	88,543,000.00
9/25/2009	85,648,000.00
10/26/2009	82,830,000.00
11/25/2009	80,090,000.00
12/28/2009	77,426,000.00
1/25/2010	74,837,000.00
2/25/2010	72,323,000.00
3/25/2010	69,881,000.00

Calculation Period in respect of the Payment Date scheduled to occur on*:	Notional Amount (USD)
4/26/2010	67,510,000.00
5/25/2010	65,208,000.00
6/25/2010	62,973,000.00
7/26/2010	60,806,000.00
8/25/2010	58,705,000.00
9/27/2010	56,667,000.00
10/25/2010	54,689,000.00
11/26/2010	52,774,000.00
12/27/2010	50,919,000.00
1/25/2011	49,120,000.00
2/25/2011	47,378,000.00
3/25/2011	45,692,000.00
4/25/2011	44,059,000.00
5/25/2011	42,480,000.00
6/27/2011	40,950,000.00